UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Buckeye Drive

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 969-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on March 12, 2015, Integrated Silicon Solution, Inc. (the “Company”) entered into an Agreement and Plan of Merger with Uphill Investment Co., a People’s Republic of China limited liability company (“Uphill”), as joined by Indigo Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Uphill (“Acquisition Sub”), providing for the merger (the “Merger”) of the Acquisition Sub with and into the Company (as amended to date by Amendment No. 1, dated as of April 28, 2015, Amendment No. 2, dated as of May 29, 2015, Amendment No. 3, dated as of June 11, 2015, Amendment No. 4, dated as of June 18, 2015, and Amendment No. 5, dated as of June 22, 2015, the “Merger Agreement”). On December 7, 2015, the Merger was consummated, and the Company became a wholly-owned subsidiary of Uphill.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Company has delisted its common stock from NASDAQ, and shares of the Company’s common stock stopped trading after the market closed on December 7, 2015.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”) and NASDAQ, the Company has previously provided written notice to NASDAQ of its intent to delist and filed a Form 25 with the SEC on December 3, 2015, to effect the delisting.

The Company intends to file a Form 15 with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act. As of the date of the filing of the Form 15, the obligation of the Company to file reports under the Exchange Act, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. Other filing requirements will terminate upon the effectiveness of the deregistration under Section 12(g) of the Exchange Act, which is expected to occur 90 days after the filing of the Form 15.

Item 3.03. Material Modification to Rights of Security Holders

Pursuant to the terms of the Merger Agreement, at the time of the closing of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive $23.00 in cash (the “Merger Consideration”).

The descriptions herein of the Merger Consideration, the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2015 and as amended as set forth in the Introductory Note above.

Item 5.01. Changes in Control of Registrant

As a result of the Merger, the Company became a wholly-owned subsidiary of Uphill. The disclosure under Item 3.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, the directors of the Acquisition Sub became the directors of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the Merger, the Certificate of Incorporation of the Company was amended and restated to read as set forth on Exhibit 3.1 to this report, and the bylaws of Acquisition Sub became the bylaws of the Company and are set forth on Exhibit 3.2 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated March 12, 2015, by and among Uphill Investment Co. and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 12, 2015)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated April 28, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 28, 2015)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated May 29, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 29, 2015)

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated June 11, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 11, 2015)

2.5	Amendment No. 4 to Agreement and Plan of Merger, dated June 18, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 19, 2015)

2.6	Amendment No. 5 to Agreement and Plan of Merger, dated June 22, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 23, 2015)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: December 7, 2015	/s/ JOHN M. COBB
John M. Cobb
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated March 12, 2015, by and among Uphill Investment Co. and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 12, 2015)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated April 28, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 28, 2015)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated May 29, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 29, 2015)

2.4	Amendment No. 3 to Agreement and Plan of Merger, dated June 11, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 11, 2015)

2.5	Amendment No. 4 to Agreement and Plan of Merger, dated June 18, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 19, 2015)

2.6	Amendment No. 5 to Agreement and Plan of Merger, dated June 22, 2015, by and among Uphill Investment Co., Indigo Acquisition Sub, and Integrated Silicon Solution, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 23, 2015)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws